Subsequent Events - Additional Information (Detail) - Subsequent Event - Agreement to issue and sell of shares. - Class A Common Stock $ / shares in Units, $ in Millions	May 11, 2021 USD ($) $ / shares shares
Subsequent Event [Line Items]
Shares to be issued and sold | shares	14,336,918
Purchase price of each share | $ / shares	$ 13.95
Aggregate gross proceeds	$ 200.0
Total net offering proceeds after deducting placement agent fees and offering expenses	$ 190.0